UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 31, 2007

United States Steel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
(Address of principal executive offices)	(Zip Code)

(412) 433-1121

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Registrant completed its acquisition of Stelco Inc. (Stelco) on October 31, 2007. This amendment to the Form 8-K filed on October 31, 2007, provides the financial statement information required by Item 9.01 of Form 8-K, which was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On October 31, 2007, United States Steel Corporation (U. S. Steel) announced the completion of its acquisition of Stelco. In this acquisition, each share of Stelco common stock was converted into the right to receive $38.50 Canadian per share, and warrants to acquire Stelco common stock were converted into the right to receive $27.50 Canadian. U. S. Steel financed the acquisition cost of approximately $1.2 billion and the refinancing of approximately $750 million of existing Stelco debt through a combination of cash on hand, borrowings under a $500 million three-year term loan and a $400 million one-year term loan, and $400 million of sales under a receivables purchase agreement that expires in 2010.

The press release announcing the acquisition was previously filed as Exhibit 99.1 and is not included in this filing.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Stelco, including its consolidated statements of financial position as of March 31, 2006 and December 31, 2006, the consolidated statement of loss, retained deficit and cash flows for the nine months ended December 31, 2006, and the related notes and report of the independent registered public accounting firm related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited consolidated financial statements of Stelco, including its consolidated statement of financial position as of September 30, 2007, the consolidated statement of loss, retained deficit and cash flows for the nine months ended September 30, 2007, and the related notes thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

U. S. Steel and Stelco unaudited pro forma condensed combined financial information, comprised of a pro forma condensed combined balance sheet as of September 30, 2007, pro forma condensed combined statements of operations for the nine month period ended September 30, 2007 and the twelve month period ended December 31, 2006, and the related notes are filed as Exhibit 99.4 to this Current Report on Form 8-K/A.

(d)	Exhibits

99.1	Press Release, dated October 31, 2007, titled “United States Steel Corporation Completes Acquisition of Stelco Inc.,” previously filed.

99.2	Stelco Inc. consolidated financial statements for the nine month period ended December 31, 2006.

99.3	Stelco Inc. consolidated financial statements for the nine month period ended September 30, 2007.

99.4	Unaudited pro forma condensed combined balance sheet as of September 30, 2007 and unaudited pro forma condensed combined consolidated statements of operations for the nine month period ended September 30, 2007 and the twelve month period ended December 31, 2006.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Larry G. Schultz
Larry G. Schultz
Vice President & Controller

Dated: January 11, 2008